Exhibit 99.1

CONSENT AND AMENDMENT

This CONSENT AND AMENDMENT (this “Consent”) is entered into this 7th day of September, 2012, by and among HORIZON PHARMA USA, INC., a Delaware corporation (formerly called HORIZON THERAPEUTICS, INC.) (“Horizon”) and HORIZON PHARMA, INC., a Delaware corporation (“Horizon Pharma” and together with Horizon, each a “Borrower” and, collectively, jointly and severally, the “Borrowers”), the Lenders listed on the signature pages to the Loan Agreement referenced below, and CORTLAND CAPITAL MARKET SERVICES LLC, a Delaware limited liability company, with an office located at 225 West Washington Street, Suite 1450, Chicago, Illinois 60606 (“Cortland”), as administrative agent for the Lenders, or any successor administrative agent (in such capacity, the “Administrative Agent”).

RECITALS

A. Lenders, Administrative Agent, and Borrowers have entered into that certain Loan and Security Agreement dated as of February 22, 2012 (the “Loan Agreement”). Lenders have extended credit to Borrowers for the purposes permitted in the Loan Agreement.

B. Pursuant to Section 6.12(a), Borrowers are required to maintain a certain level of Liquidity, and pursuant to Section 6.12(b) of the Loan Agreement, Borrowers are required to maintain certain levels of TTM Revenue, tested quarterly as of the last day of each quarter set forth therein. Borrowers desire to modify the required levels of Liquidity and TTM Revenue as set forth below.

C. Lenders and the Administrative Agent have agreed to so consent but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Consent shall have the meanings given to them in the Loan Agreement.

2. Consent. Subject to the terms of Section 7 below, Lenders and the Administrative Agent hereby consent to the amendment and restatement of Sections 6.12(a) and 6.12(b) of the Loan Agreement as set forth on Attachment A hereto.

3. Representations and Warranties. To induce Lenders and the Administrative Agent to enter into this Consent, Borrowers hereby represent and warrant to Lenders and the Administrative Agent as follows:

3.1 Immediately after giving effect to this Consent (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), provided that, all references to the “Perfection Certificates” contained in the Loan Agreement shall be deemed to refer to the updated Perfection Certificates delivered to Lenders and the Administrative Agent contemporaneously with this Consent, and (b) no Event of Default has occurred and is continuing;

3.2 Borrowers have the power and due authority to execute and deliver this Consent; and

3.3 The organizational documents of Borrowers previously delivered to Lenders and the Administrative Agent remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect.

4. Prior Agreement. The Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect. This Consent is not a novation and the terms and conditions of this Consent shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. In the event of any conflict or inconsistency between this Consent and the terms of such documents, the terms of this Consent shall be controlling, but such documents shall not otherwise be affected or the rights therein impaired.

5. Release. Borrowers hereby waive and release the Administrative Agent and each of the Lenders and their respective Affiliates from any and all claims, offsets, defenses and counterclaims of which Borrowers are aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

6. Counterparts. This Consent may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7. Effectiveness. This Consent shall be deemed effective upon (i) the due execution and delivery of this Consent by Borrowers, the Administrative Agent, and the Required Lenders, (ii) the issuance of 1,250,000 duly authorized, validly issued, registered shares to the Lenders in accordance with Attachment B; and (iii) the payment of all Agent Expenses and Lender Expenses in connection herewith.

8. Governing Law. This Consent and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered as of the date first written above.

HORIZON PHARMA USA, INC., as Borrower

By	/s/ Robert De Vaere
Name:	Robert De Vaere
Title:	Executive VP, CFO

HORIZON PHARMA INC., as Borrower

By	/s/ Robert De Vaere
Name:	Robert De Vaere
Title:	Executive VP, CFO

BPC OPPORTUNITIES FUND LP, as Lender

By: Beach Point Capital Management LP, as Investment Manager

By	/s/ Allan Schweitzer
Name:	Allan Schweitzer
Title:	Executive Managing Director

BEACH POINT TOTAL RETURN MASTER FUND, LP, as Lender

By: Beach Point Capital Management LP, as Investment Manager

By	/s/ Allan Schweitzer
Name:	Allan Schweitzer
Title:	Executive Managing Director

ROYAL MAIL PENSION PLAN, as Lender

By: Beach Point Capital Management LP, as Investment Manager

By	/s/ Allan Schweitzer
Name:	Allan Schweitzer
Title:	Executive Managing Director

BIS (POSTAL SERVICES ACT 2011) CO., LTD., as Lender

By: Beach Point Capital Management LP, as Investment Manager

By	/s/ Allan Schweitzer
Name:	Allan Schweitzer
Title:	Executive Managing Director

BEACH POINT SELECT MASTER FUND, LP, as Lender

By: Beach Point Capital Management LP, as Investment Manager

By	/s/ Allan Schweitzer
Name:	Allan Schweitzer
Title:	Executive Managing Director

FHP PHARMA, L.L.C., as Lender

By: Farallon Capital Management, L.L.C., as Manager

By	/s/ Thomas G. Roberts, Jr.
Name:	Thomas G. Roberts, Jr.
Title:	Managing Member

QUAKER BIOVENTURES II, L.P., as Lender

By: Quaker BioVentures Capital II, L.P., as General Partner

By: Quaker BioVentures Capital II, L.L.C., as General Partner

By	/s/ Richard S. Kollender
Name:	Richard S. Kollender
Title:	Vice President

CORTLAND CAPITAL MARKET SERVICES LLC,
as Administrative Agent

By	/s/ Michael E. Fredian
Name:	Michael E. Fredian
Title:	Associate Director

ATTACHMENT A

6.12(a) Liquidity. (i) On March 31, 2012, without violating any other term or provision of this Agreement, the sum of (x) the Liquidity of the Credit Parties plus (y) the Non-Domestic Liquidity, shall not be less than $70,000,000; (ii) from and after the Effective Date, after giving effect to the transactions contemplated hereunder, the Credit Parties shall have consolidated Liquidity of not less than $10,000,000 at all times unless Consolidated EBITDA of Horizon Pharma and its Subsidiaries for the most recently ended fiscal quarter is greater than or equal to $6,000,000; and (iii) on December 31, 2012, without violating any other term or provision of this Agreement, the consolidated Liquidity of the Credit Parties shall not be less than $30,000,000.

6.12(b) Minimum Net Revenue. Consolidated revenue of Horizon Pharma and its Subsidiaries on a trailing twelve month basis (“TTM Revenue”), tested quarterly as of the last day of each quarter set forth below, of not less than the corresponding amount listed opposite each such quarter. TTM Revenue will include all net revenue (net of promotions, coupons and other similar programs) of Horizon Pharma and its Subsidiaries, and with respect to DUEXIS during 2012, all deferred revenue recorded on the consolidated balance sheet of Horizon Pharma and its Subsidiaries during such period, net of discounts, allowances, returns, and other adjustments substantiated by Horizon Pharma’s books and records, with the exception of extraordinary or non-recurring revenue and revenue from asset sales, licenses (other than ordinary course royalty or similar payments based on product sales) and other transactions outside the ordinary course of business.

Quarter Ended	TTM Revenue

June 30, 2012	$10,000,000

September 30, 2012	Not tested.

December 31, 2012	Not tested.

March 31, 2013	$22,500,000

June 30, 2013	$29,750,000

September 30, 2013	$40,000,000

December 31, 2013	$55,000,000

March 31, 2014	$70,000,000

June 30, 2014 and thereafter	$100,000,000

ATTACHMENT B

SCHEDULE OF SHARE ISSUANCES TO LENDERS

Lender	Number of Shares
BPC OPPORTUNITIES FUND LP	208,334
BEACH POINT TOTAL RETURN MASTER FUND, LP	104,166
ROYAL MAIL PENSION PLAN	11,416
BEACH POINT SELECT MASTER FUND, LP	41,666
BIS (POSTAL SERVICES ACT 2011) CO., LTD.	155,250
FHP PHARMA, L.L.C.	520,834
QUAKER BIOVENTURES II, L.P.	208,334